STOCK-BASED COMPENSATION	12 Months Ended
Dec. 31, 2023
STOCK-BASED COMPENSATION
STOCK-BASED COMPENSATION

NOTE 10 — STOCK-BASED COMPENSATION

In October 2021, the Sponsor transferred 25,000 shares of Class B common stock to each of the three independent director nominees as compensation for their service on the board of directors of MCAC. If the director nominee does not become a director of the Company at the time of the IPO, is removed from office as director, or voluntarily resigns his position with the Company before a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company (“the Triggering Event”), all of such purchaser’s shares shall be returned to Sponsor. As such, the service period for these awards will not start until the IPO date. Further, considering that in case the business combination does not occur these awards will be forfeited, it was deemed that the above terms result in the vesting provision whereby the share awards would vest only upon the consummation of a business combination or change of control event. As a result, any compensation expense in relation to these grants would be not recognized until the Triggering Event. As a result, the Company recorded no compensation expense for any periods through December 31, 2023.

The fair value of the Founder Shares on the grant date was approximately $0.87 per share. The valuation performed by the Company determined the fair value of the shares on the date of grant by applying a discount based upon a) the probability of a successful IPO, b) the probability of a successful business combination, and c) the lack of marketability of the Founder Shares. The aggregate grant date fair value of the awards amounted to approximately $65,000.

Total unrecognized compensation expense related to unvested Founder Shares at December 31, 2023 and 2022 amounted to approximately $65,000 and is expected to be recognized upon the Triggering Event.